THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE SOLD, TRANSFERRED, OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT AND APPLICABLE STATE SECURITIES LAWS OR PURSUANT TO AN APPLICABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF SUCH ACT AND SUCH LAWS.

UNSECURED PROMISSORY NOTE

$1,818,065	New York, New York
Original Issuance Date: December 31, 2008

FOR VALUE RECEIVED, the undersigned, CYALUME TECHNOLOGIES HOLDINGS, INC., a Delaware corporation (the “Company”), hereby promises to pay to the order of RODMAN PRINCIPAL INVESTMENTS, LLC (the “Holder”), or his registered assigns, on the Maturity Date (as hereinafter defined) (or earlier as hereinafter provided) the principal sum of One Million Eight Hundred Eighteen Thousand Sixty Five Dollars ($1,818,065), plus all “PIK Amounts” (as hereinafter defined) added to the principal amount hereof pursuant to the terms of this Unsecured Promissory Note (this “Note”), with interest on the unpaid principal amount of this Note from time to time as provided herein.  For the purposes of this Note, the term “Maturity Date” shall mean June 30, 2014.

1.	Interest.

(a)
Interest on this Note shall accrue from the Original Issuance Date of this Note (as set forth on the face of this Note above) at a rate of eight percent (8%) per annum until repayment of the Accreted Principal Amount (as hereinafter defined) and payment of all accrued interest in full.  Interest shall accrue and be computed on the basis of the actual number of days in the related period over 360 days.  The Company shall pay accrued interest quarterly on the last business day of each March, June, September and December during the term hereof and on the Maturity Date, commencing on March 31, 2009, by the addition of such accrued interest amount to the principal amount outstanding under this Note (any such amount, a “PIK Amount”).  At any time, the outstanding principal amount of this Note, including all PIK Amounts added thereto through such time is referred to in this Note as the “Accreted Principal Amount”.

(b)
Notwithstanding subsection (a) of this Section 1, but subject to applicable law, upon and during the occurrence of an Event of Default (as defined in Section 6 below), the Accreted Principal Amount of this Note shall bear interest, from the date of the occurrence of such Event of Default until such Event of Default is cured or waived, payable on demand at a rate equal to the applicable interest rate in effect hereunder plus two percent (2%) (the “Default Rate”) (and such interest shall be paid by adding a PIK Amount to the Accreted Principal Amount of this Note in respect of such interest).  In addition, any overdue interest on this Note shall bear interest, payable on demand at a rate equal to the applicable interest rate in effect hereunder plus two percent (2%) (and such interest shall be paid by adding a PIK Amount to the Accreted Principal Amount of this Note in respect of such interest).

(c)
In the event that any interest rate provided for herein shall be determined to be unlawful, such interest rate shall be computed at the highest rate permitted by applicable law.  Any payment by the Company of any interest amount in excess of that permitted by law shall be considered a mistake, with the excess being applied to the principal of this Note without prepayment premium or penalty.

2.
Principal. The Company shall pay the principal amount due under this Note including all PIK Amounts and all accrued and unpaid interest (all of which shall be payable in cash and no portion of which shall be payable by addition of a PIK Amount to the Accreted Principal Amount) on the Maturity Date.

3.
Voluntary Prepayment.  This Note is subject to prepayment at the option of the Company, in whole or in part, at any time and from time to time without premium or penalty.  All prepayments under this Section 3 shall include payment of accrued interest on the Accreted Principal Amount so prepaid (which interest shall be paid entirely in cash and no portion of which shall be payable by the addition of a PIK Amount to the Accreted Principal Amount) and shall be applied first to the payment of default interest, if any, then to payment of accrued and unpaid interest, if any, to but not including the date of prepayment, and thereafter to principal.  The Company agrees, subject to the approval of its lenders or the lenders of its subsidiary, to use a portion of the proceeds of any debt or equity financing to pay off a portion of this Note.

4.	Amendment. Amendments and modifications of this Note shall be made only by written agreement signed by the Company and the Holder.

5.	Transfer; Registration.

(a)
The term “Holder” as used herein shall also include any registered transferee of this Note.  The initial Holder by its acceptance hereof and each transferee of this Note acknowledges that this Note has not been registered under the Securities Act (as hereinafter defined) and the Holder agrees that, prior to any proposed transfer of this Note, if such transfer is not made pursuant to either an effective registration statement under the Securities Act or pursuant to an exemption from registration under the Securities Act, the Holder will, if requested by the Company, deliver to the Company:

(i)	investment representations, in customary substance and form, reasonably acceptable to the Company, signed by the proposed transferee;

(ii)	an agreement by such transferee to the inclusion of and compliance with the restrictive investment legend set forth on this Note; and

(iii)	an agreement by such transferee to be bound by the provisions of this Section 5 relating to the transfer of such Note.

(b)
The Company shall maintain a register (the “Note Register”) in its principal offices for the purpose of registering this Note and any transfer thereof, which register shall reflect and identify, at all times, the ownership of any interest in this Note.  Upon the issuance of this Note, the Company shall record the name of the initial Holder of this Note in the Note Register as the first Holder.  Upon surrender for registration of transfer or exchange of this Note at the principal offices of the Company, the Company shall, at the Company’s expense, execute and deliver a new Note of like tenor and of a like aggregate principal amount, registered in the name of the Holder or a transferee or transferees.  Every Note surrendered for registration of transfer or exchange shall be duly endorsed, or be accompanied by written instrument of transfer duly executed by the Holder of such Note or such holder’s attorney duly authorized in writing.  The Company shall not have any obligation hereunder to any person other than the registered Holder of this Note.

(c)	This Note may be transferred or assigned by the Holder at any time subject to Sections 5(a), 5(b) and 8 hereof.

(d)
In the event that the Holder intends to transfer this Note to more than one transferee, the Company shall, in good faith, cooperate with the Holder to effectuate such a transfer and to issue replacement Notes in the appropriate denominations.

6.	Events of Default. The occurrence of any one or more of the following events shall constitute an “Event of Default” hereunder:

(a)
a default shall be made in the payment of any amount due and owing under this Note when and as the same shall become due and payable and such default shall continue unremedied for a period of three (3) business days;

(b)
default shall be made in the due observance or performance by the Company of any covenant, condition or agreement contained in this Note (other than those specified in paragraph (a) immediately above) and such default shall continue unremedied or shall not be waived for a period of 30 days after written notice thereof from the Holder to the Company;

(c)
this Note or any material provision hereof in favor of the Holder shall at any time and for any reason be declared by a court of competent jurisdiction to be null and void, or a proceeding shall be commenced by any person who is not affiliated with or an agent of the Holder, seeking to establish the invalidity or unenforceability of this Note or any material provision hereof in favor of the Holder (exclusive of questions of interpretation of any provision hereof), or the Company shall repudiate or deny any portion of its liability or obligation for its obligations hereunder;

(d)
an involuntary proceeding shall be commenced or an involuntary petition shall be filed in a court of competent jurisdiction seeking (i) relief in respect of the Company, or of a substantial part of the property of the Company, under the provisions of Title 11 of the United States Code, 11 U.S.C., §§101 et seq., as now and hereafter in effect, any successors to such statute and any other applicable insolvency or similar law of any jurisdiction including, without limitation, any law of any jurisdiction permitting a debtor to obtain a stay or a compromise of the claims of its creditors against it (the “Bankruptcy Code”), as now constituted or hereafter amended, or any other federal, state or foreign bankruptcy, insolvency, receivership or similar law; (ii) the appointment of a receiver, trustee, custodian, sequestrator, conservator or similar official for the Company or for a substantial part of the property of the Company; or (iii) the winding-up or liquidation of the Company; and such proceeding or petition shall continue undismissed for 60 consecutive days or an order or decree approving or ordering any of the foregoing shall be entered; or

(e)
the Company shall (i) voluntarily commence any proceeding or file any petition seeking relief under the Bankruptcy Code, as now constituted or hereafter amended, or any other federal, state or foreign bankruptcy, insolvency, receivership or similar law; (ii) consent to the institution of, or fail to contest in a timely and appropriate manner, any proceeding or the filing of any petition described in clause (d) above; (iii) apply for or consent to the appointment of a receiver, trustee, custodian, sequestrator, conservator or similar official for the Company or for a substantial part of the property of the Company; (iv) file an answer admitting the material allegations of a petition filed against it in any such proceeding; (v) make a general assignment for the benefit of creditors; (vi) become unable, admit in writing its inability or fail generally to pay its debts as they become due; (vii) take any action for the purpose of effecting any of the foregoing; or (viii) wind up or liquidate.

At any time on or after an Event of Default, and notwithstanding anything in this Note to the contrary, and in addition to any rights or remedies available to the Holders (or its affiliates) at law or in equity, the Holder, in its sole and absolute discretion, may: (A) declare the whole Accreted Principal Amount then outstanding with accrued interest and any outstanding PIK Amounts (which PIK Amounts shall be payable in cash) to be immediately due and payable; and (B) from time to time, increase the rate of interest hereunder to the Default Rate; provided, however, in the case of an Event of Default under clauses (d) or (e) of this Section 6, all such amounts shall immediately, without notice, further action or deed become due and payable.  The exercise of any rights by the Holder under this Section 6 shall not be deemed an election of remedies precluding the further exercise of any rights or remedies in response to or in connection with the events giving rise to such exercise.

7.
Replacement of Note. On receipt by the Company of an affidavit of an authorized representative of the Holder stating the circumstances of the loss, theft, destruction or mutilation of this Note (and in the case of any such mutilation, on surrender and cancellation of this Note), the Company, at its expense, will promptly execute and deliver, in lieu thereof, a new Note of like tenor.

8.
Successors and Assigns; Assignment. All the covenants, stipulations, promises and agreements in this Note shall inure to the benefit of and be binding upon the successors and permitted assigns of the Holder and the Company.  The Company shall not assign any of its rights under this Note without the prior written consent of the Holder, any such purported assignment without such consent being null and void.

9.
GOVERNING LAW. THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO THE PRINCIPLES OF CONFLICTS OF LAW OF SUCH STATE OTHER THAN SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK.

10.	Waivers. The Company hereby waives presentment, demand for payment, protest and notice of protest and notice of dishonor of this Note

11.
RIGHTS, CUMULATIVE; FORBEARANCE.  The rights, powers and remedies given to the Holder under this Note shall be in addition to and not in lieu of all rights, powers and remedies given to it under the law or in equity.  Any forbearance, failure or delay by the Holder in exercising any right, power or remedy under this Note, or that may otherwise be available to the Holder shall not be deemed to be a waiver of such right, power or remedy, nor shall any single or partial exercise of any right, power or remedy preclude the further exercise thereof.

12.
WAIVER OF JURY TRIAL; CONSENT TO JURISDICTION.  EACH OF THE COMPANY AND THE HOLDER OF THIS NOTE BY ITS ACCEPTANCE HEREOF HEREBY WAIVES, TO THE EXTENT PERMITTED BY APPLICABLE LAW, TRIAL BY JURY IN ANY LITIGATION IN ANY COURT WITH RESPECT TO, IN CONNECTION WITH, OR ARISING OUT OF THIS NOTE OR ANY AGREEMENTS OR TRANSACTIONS CONTEMPLATED HEREBY OR THE VALIDITY, PROTECTION, INTERPRETATION, OR ENFORCEMENT HEREOF OR THEREOF.  THE SCOPE OF THIS WAIVER IS INTENDED TO BE ALL-ENCOMPASSING OF ANY AND ALL DISPUTES THAT MAY BE FILED IN ANY COURT AND THAT RELATE TO THIS NOTE, INCLUDING WITHOUT LIMITATION, CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW AND STATUTORY CLAIMS.  EACH OF THE COMPANY AND THE HOLDER OF THIS NOTE ACKNOWLEDGES THAT THIS WAIVER IS A MATERIAL INDUCEMENT TO ENTER INTO A BUSINESS RELATIONSHIP, THAT EACH HAS ALREADY RELIED ON THIS WAIVER IN ENTERING INTO THIS TRANSACTION, AND THAT EACH WILL CONTINUE TO RELY ON THIS WAIVER IN ITS RELATED FUTURE DEALINGS.  EACH OF THE COMPANY AND THE HOLDER OF THIS NOTE FURTHER WARRANTS AND REPRESENTS THAT EACH HAS REVIEWED THIS WAIVER WITH ITS LEGAL COUNSEL, AND THAT EACH HAS KNOWINGLY AND VOLUNTARILY WAIVED ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL.  THIS WAIVER IS IRREVOCABLE, MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING, AND THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THE TRANSACTION DOCUMENTS, OR TO ANY OTHER DOCUMENTS OR AGREEMENTS RELATING TO THIS NOTE.  IN THE EVENT OF LITIGATION, THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.  EACH OF THE COMPANY AND THE HOLDER OF THIS NOTE ALSO WAIVES ANY BOND OR SURETY OR SECURITY UPON SUCH BOND THAT MIGHT, BUT FOR THIS WAIVER, BE REQUIRED OF EACH.  EACH OF THE COMPANY AND THE HOLDER OF THIS NOTE HEREBY IRREVOCABLY AGREES THAT ANY LEGAL ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS NOTE OR ANY AGREEMENTS OR TRANSACTIONS CONTEMPLATED HEREBY MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK LOCATED IN NEW YORK COUNTY OR OF THE UNITED STATES OF AMERICA FOR THE SOUTHERN DISTRICT OF NEW YORK AND HEREBY EXPRESSLY SUBMITS TO THE PERSONAL JURISDICTION AND VENUE OF SUCH COURTS FOR THE PURPOSES THEREOF AND EXPRESSLY WAIVES ANY CLAIM OF IMPROPER VENUE AND ANY CLAIM THAT SUCH COURTS ARE AN INCONVENIENT FORUM.  EACH OF THE COMPANY AND THE HOLDER OF THIS NOTE HEREBY IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS OF ANY OF THE AFOREMENTIONED COURTS IN ANY SUCH SUIT, ACTION OR PROCEEDING BY THE MAILING OF COPIES THEREOF BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, TO ITS ADDRESS SET FORTH IN THE PREAMBLE TO THIS NOTE (OR AT SUCH OTHER ADDRESS AS THE COMPANY OR THE HOLDER MAY PROVIDE IN WRITING TO THE OTHER), SUCH SERVICE TO BECOME EFFECTIVE TEN (10) DAYS AFTER SUCH MAILING.

13.	Headings. The headings in this Note are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

14.
Severability. If any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions hereof shall not be in any way impaired, unless the provisions held invalid, illegal or unenforceable shall substantially impair the benefits of the remaining provisions hereof.

[Signature Page Follows]

IN WITNESS WHEREOF, the Company has caused this Unsecured Promissory Note to be duly executed as of the date first written above.

COMPANY

CYALUME TECHNOLOGIES HOLDINGS, INC.

By:	/s/ Derek Dunaway
Name: Derek Dunaway
Title: Chief Executive Officer & President